                    MORGAN STANLEY DEAN WITTER ADVISORS INC.
                             Two World Trade Center
                            New York, New York 10048

                                                              May 21, 2001

Morgan Stanley Dean Witter Services Company Inc.
Two World Trade Center
New York, New York 10048


Re: MORGAN STANLEY KLD SOCIAL INDEX FUND (THE "FUND")


Dear Sirs:

     Please be advised that, having entered into an Investment Management Agreement with the Fund, we wish to retain you to perform administrative services in respect of the Fund under our Services Agreement with you, dated April 17, 1995 and as amended June 22, 1998 (attached hereto), for the fee set forth in Schedule B to said agreement, as amended from time to time. It is agreed that no compensation will be paid by the Fund for such services.

     Your execution of this letter, where indicated, shall constitute notification to us of your willingness to render administrative services in respect to the Fund under the attached Services Agreement, in consideration of the above-stated compensation.

                                   Very truly yours,

                                   Morgan Stanley Dean Witter Advisors Inc.


                                   By:
                                      -----------------------------------------



ACCEPTED: Morgan Stanley Dean Witter Services Company Inc.


By:
   --------------------------------------------------------------------

                               SERVICES AGREEMENT

    AGREEMENT made as of the 17th day of April, 1995, and amended as of June 22, 1998, by and between Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation (herein referred to as "MSDW Advisors"), and Morgan Stanley Dean Witter Services Company Inc., a Delaware corporation (herein referred to as "MSDW Services").

    WHEREAS, MSDW Advisors has entered into separate agreements (each such agreement being herein referred to as an "Investment Management Agreement") with certain investment companies as set forth on Schedule A (each such investment company being herein referred to as a "Fund" and, collectively, as the "Funds") pursuant to which MSDW Advisors is to perform, or supervise the performance of, among other services, administrative services for the Funds (and, in the case of Funds with multiple portfolios, the Series or Portfolios of the Funds (such Series and Portfolio being herein individually referred to as "a Series" and, collectively, as "the Series"));

    WHEREAS, MSDW Advisors desires to retain MSDW Services to perform the administrative services as described below; and

    WHEREAS, MSDW Services desires to be retained by MSDW Advisors to perform such administrative services:

    Now, therefore, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

    1. MSDW Services agrees to provide administrative services to each Fund as hereinafter set forth. Without limiting the generality of the foregoing, MSDW Services shall (i) administer the Fund's business affairs and supervise the overall day-to-day operations of the Fund (other than rendering investment advice); (ii) provide the Fund with full administrative services, including the maintenance of certain books and records, such as journals, ledger accounts and other records required under the Investment Company Act of 1940, as amended (the "Act"), the notification to the Fund and MSDW Advisors of available funds for investment, the reconciliation of account information and balances among the Fund's custodian, transfer agent and dividend disbursing agent and MSDW Advisors, and the calculation of the net asset value of the Fund's shares;
(iii) provide the Fund with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Fund; (iv) oversee the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent, as well as accounting, auditing and other services; (v) provide the Fund with adequate general office space and facilities; (vi) assist in the preparation and the printing of the periodic updating of the Fund's registration statement and prospectus (and, in the case of an open-end Fund, the statement of additional information), tax returns, proxy statements, and reports to its shareholders and the Securities and Exchange Commission; and (vii) monitor the compliance of the Fund's investment policies and restrictions.

    In the event that MSDW Advisors enters into an Investment Management Agreement with another investment company, and wishes to retain MSDW Services to perform administrative services hereunder, it shall notify MSDW Services in writing. If MSDW Services is willing to render such services, it shall notify MSDW Advisors in writing, whereupon such other Fund shall become a Fund as defined herein.

    2. MSDW Services shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of MSDW Services shall be deemed to include officers of MSDW Services and persons employed or otherwise retained by MSDW Services (including officers and employees of MSDW Advisors, with the consent of MSDW Advisors) to furnish services, statistical and other factual data, information with respect to technical and scientific developments, and such other information, advice and assistance as MSDW Services may desire. MSDW Services shall maintain each Fund's records and books of account

(other than those maintained by the Fund's transfer agent, registrar, custodian and other agencies). All such books and records so maintained shall be the property of the Fund and, upon request therefor, MSDW Services shall surrender to MSDW Advisors or to the Fund such of the books and records so requested.

    3. MSDW Advisors will, from time to time, furnish or otherwise make available to MSDW Services such financial reports, proxy statements and other information relating to the business and affairs of the Fund as MSDW Services may reasonably require in order to discharge its duties and obligations to the Fund under this Agreement or to comply with any applicable law and regulation or request of the Board of Directors/Trustees of the Fund.

    4. For the services to be rendered, the facilities furnished, and the expenses assumed by MSDW Services, MSDW Advisors shall pay to MSDW Services monthly compensation calculated daily (in the case of an open-end Fund) or weekly (in the case of a closed-end Fund) by applying the annual rate or rates set forth on Schedule B to the net assets of each Fund. Except as hereinafter set forth, (i) in the case of an open-end Fund, compensation under this Agreement shall be calculated by applying 1/365th of the annual rate or rates to the Fund's or the Series' daily net assets determined as of the close of business on that day or the last previous business day and (ii) in the case of a closed-end Fund, compensation under this Agreement shall be calculated by applying the annual rate or rates to the Fund's average weekly net assets determined as of the close of the last business day of each week. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth on Schedule B. Subject to the provisions of paragraph 5 hereof, payment of MSDW Services' compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 5 hereof.

    5. In the event the operating expenses of any open-end Fund and/or any Series thereof, or of InterCapital Income Securities Inc., including amounts payable to MSDW Advisors pursuant to the Investment Management Agreement, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund and/or any Series thereof imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, or, in the case of InterCapital Income Securities Inc. or Morgan Stanley Dean Witter Variable Investment Series or any Series thereof, the expense limitation specified in the Fund's Investment Management Agreement, the fee payable hereunder shall be reduced on a pro rata basis in the same proportion as the fee payable by the Fund under the Investment Management Agreement is reduced.

    6. MSDW Services shall bear the cost of rendering the administrative services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund employed by MSDW Services, and such clerical help and bookkeeping services as MSDW Services shall reasonably require in performing its duties hereunder.

    7. MSDW Services will use its best efforts in the performance of administrative activitives on behalf of each Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, MSDW Services shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by MSDW Services or for any losses sustained by the Fund or its investors. It is understood that, subject to the terms and conditions of the Investment Management Agreement between each Fund and MSDW Advisors, MSDW Advisors shall retain ultimate responsibility for all services to be performed hereunder by MSDW Services. MSDW Services shall indemnify MSDW Advisors and hold it harmless from any liability that MSDW Advisors may incur arising out of any act or failure to act by MSDW Services in carrying out its responsibilities hereunder.

    8. It is understood that any of the shareholders, Directors/Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, MSDW Services, and in any person controlling, controlled by or under common control with MSDW Services, and that MSDW Services and any person controlling, controlled by or under common control with MSDW

Services may have an interest in the Fund. It is also understood that MSDW Services and any affiliated persons thereof or any persons controlling, controlled by or under common control with MSDW Services have and may have advisory, management, administration service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting.

    9. This Agreement shall continue until April 30, 1999, and thereafter shall continue automatically for successive periods of one year unless terminated by either party by written notice delivered to the other party within 30 days of the expiration of the then-existing period. Notwithstanding the foregoing, this Agreement may be terminated at any time, by either party on 30 days' written notice delivered to the other party. In the event that the Investment Management Agreement between any Fund and MSDW Advisors is terminated, this Agreement will automatically terminate with respect to such Fund.

    10. This Agreement may be amended or modified by the parties in any manner by written agreement executed by each of the parties hereto.

    11. This Agreement may be assigned by either party with the written consent of the other party.

    12. This Agreement shall be construed and interpreted in accordance with the laws of the State of New York.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement, as amended, on June 22, 1998 in New York, New York.

                                MORGAN STANLEY DEAN WITTER ADVISORS INC.

                                By: /S/ BARRY FINK
                                --------------------------------------------
                                Barry Fink

Attest:
/S/ TODD LEBO
 -----------------------------
   Todd Lebo

                                MORGAN STANLEY DEAN WITTER SERVICES COMPANY
                                INC.

                                By: /S/ ROBERT M. SCANLON
                                --------------------------------------------
                                Robert M. Scanlon

Attest:
/S/ FRANK BRUTTOMESSO
 -----------------------------
   Frank Bruttomesso

                                   SCHEDULE A
                        MORGAN STANLEY DEAN WITTER FUNDS
                         AS AMENDED AS OF MAY 21, 2001

                                 OPEN-END FUNDS

 1.  Active Assets California Tax-Free Trust
 2.  Active Assets Government Securities Trust
 3.  Active Assets Institutional Money Trust
 4.  Active Assets Money Trust
 5.  Active Assets Premier Money Trust
 6.  Active Assets Tax-Free Trust
 7.  Morgan Stanley Dean Witter 21st Century Trend Fund
 8.  Morgan Stanley Dean Witter Aggressive Equity Fund
 9.  Morgan Stanley Dean Witter All Star Growth Fund
10.  Morgan Stanley Dean Witter American Opportunities Fund
11.  Morgan Stanley Dean Witter Balanced Growth Fund
12.  Morgan Stanley Dean Witter Balanced Income Fund
13.  Morgan Stanley Dean Witter California Tax-Free Daily Income
       Trust
14.  Morgan Stanley Dean Witter California Tax-Free Income Fund
15.  Morgan Stanley Dean Witter Capital Growth Securities
16.  Morgan Stanley Dean Witter Competitive Edge Fund, "BEST
       IDEAS" Portfolio
17.  Morgan Stanley Dean Witter Convertible Securities Trust
18.  Morgan Stanley Dean Witter Developing Growth Securities
       Trust
19.  Morgan Stanley Dean Witter Diversified Income Trust
20.  Morgan Stanley Dean Witter Dividend Growth Securities Inc.
21.  Morgan Stanley Dean Witter Equity Fund
22.  Morgan Stanley Dean Witter European Growth Fund Inc.
23.  Morgan Stanley Dean Witter Federal Securities Trust
24.  Morgan Stanley Dean Witter Financial Services Trust
25.  Morgan Stanley Dean Witter Fund of Funds
     (i)  Domestic Portfolio
     (ii) International Portfolio
26.  Morgan Stanley Dean Witter Global Dividend Growth Securities
27.  Morgan Stanley Dean Witter Global Utilities Fund
28.  Morgan Stanley Dean Witter Growth Fund
29.  Morgan Stanley Dean Witter Hawaii Municipal Trust
30.  Morgan Stanley Dean Witter Health Sciences Trust
31.  Morgan Stanley Dean Witter High Yield Securities Inc.
32.  Morgan Stanley Dean Witter Income Builder Fund
33.  Morgan Stanley Dean Witter Information Fund
34.  Morgan Stanley Dean Witter Intermediate Income Securities
35.  Morgan Stanley Dean Witter International Fund
36.  Morgan Stanley Dean Witter International SmallCap Fund
37.  Morgan Stanley Dean Witter International Value Equity Fund
38.  Morgan Stanley Dean Witter Japan Fund
39.  Morgan Stanley Dean Witter Latin American Growth Fund
40.  Morgan Stanley KLD Social Index Fund
41.  Morgan Stanley Dean Witter Limited Term Municipal Trust
42.  Morgan Stanley Dean Witter Liquid Asset Fund Inc.
43.  Morgan Stanley Dean Witter Market Leader Trust
44.  Morgan Stanley Dean Witter Mid-Cap Equity Trust
45.  Morgan Stanley Mid-Cap Value Fund
46.  Morgan Stanley Dean Witter Multi-State Municipal
       Series Trust
47.  Morgan Stanley Nasdaq-100 Index Fund
48.  Morgan Stanley Dean Witter Natural Resource Development
       Securities Inc.
49.  Morgan Stanley Dean Witter New Discoveries Fund
50.  Morgan Stanley Dean Witter New York Municipal Money Market
       Trust

51.  Morgan Stanley Dean Witter New York Tax-Free Income Fund
52.  Morgan Stanley Dean Witter Next Generation Trust
53.  Morgan Stanley Dean Witter North American Government Income
       Trust
54.  Morgan Stanley Dean Witter Pacific Growth Fund Inc.
55.  Morgan Stanley Dean Witter Real Estate Fund
56.  Morgan Stanley Dean Witter Select Dimensions Investment
       Series
     (i)   American Opportunities Portfolio
     (ii)  Balanced Growth Portfolio
     (iii) Developing Growth Portfolio
     (iv)  Diversified Income Portfolio
     (v)   Dividend Growth Portfolio
     (vi)  Emerging Markets Portfolio
     (vii) Global Equity Portfolio
     (viii) Growth Portfolio
     (ix)  Mid-Cap Growth Portfolio
     (x)   Money Market Portfolio
     (xi)  North American Government Securities Portfolio
     (xii) Utilities Portfolio
     (xiii) Value-Added Market Portfolio
57.  Morgan Stanley Dean Witter Select Municipal Reinvestment
       Fund
58.  Morgan Stanley Dean Witter Short-Term Bond Fund
59.  Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
60.  Morgan Stanley Dean Witter Small Cap Growth Fund
61.  Morgan Stanley Dean Witter Special Value Fund
62.  Morgan Stanley Dean Witter Strategist Fund
63.  Morgan Stanley Dean Witter S&P 500 Index Fund
64.  Morgan Stanley Dean Witter S&P 500 Select Fund
65.  Morgan Stanley Dean Witter Tax-Exempt Securities Trust
66.  Morgan Stanley Dean Witter Tax-Free Daily Income Trust
67.  Morgan Stanley Dean Witter Tax-Managed Growth Fund
68.  Morgan Stanley Dean Witter Technology Fund
69.  Morgan Stanley Dean Witter Total Market Index Fund
70.  Morgan Stanley Total Return Bond Fund
71.  Morgan Stanley Dean Witter Total Return Trust
72.  Morgan Stanley Dean Witter U.S. Government Securities Trust
73.  Morgan Stanley Dean Witter U.S. Government Money Market
       Trust
74.  Morgan Stanley Dean Witter Utilities Fund
75.  Morgan Stanley Dean Witter Value Fund
76.  Morgan Stanley Dean Witter Value-Added Market Series
77.  Morgan Stanley Dean Witter Variable Investment Series
     (i)   Aggressive Equity Portfolio
     (ii)  Capital Growth Portfolio
     (iii) Competitive Edge "Best Ideas" Portfolio
     (iv)  Dividend Growth Portfolio
     (v)   Equity Portfolio
     (vi)  European Growth Portfolio
     (vii) Global Dividend Growth Portfolio
     (viii) High Yield Portfolio
     (ix)  Income Builder Portfolio
     (x)   Information Portfolio
     (xi)   Money Market Portfolio
     (xii) Quality Income Plus Portfolio
     (xiii)  Pacific Growth Portfolio
     (xiv)  S&P 500 Index Portfolio
     (xv)  Short-Term Bond Portfolio
     (xvi)  Strategist Portfolio
     (xvii)  Utilities Portfolio

                           CLOSED-END FUNDS

78.  Morgan Stanley Dean Witter High Income Advantage Trust
79.  Morgan Stanley Dean Witter High Income Advantage Trust II
80.  Morgan Stanley Dean Witter High Income Advantage Trust III
81.  Morgan Stanley Dean Witter Income Securities Inc.
82.  Morgan Stanley Dean Witter Government Income Trust
83.  Morgan Stanley Dean Witter Insured Municipal Bond Trust
84.  Morgan Stanley Dean Witter Insured Municipal Trust
85.  Morgan Stanley Dean Witter Insured Municipal Income Trust
86.  Morgan Stanley Dean Witter California Insured Municipal
       Income Trust
87.  Morgan Stanley Dean Witter Insured Municipal Securities
88.  Morgan Stanley Dean Witter Insured California Municipal
       Securities
89.  Morgan Stanley Dean Witter Quality Municipal Investment
       Trust
90.  Morgan Stanley Dean Witter Quality Municipal Income Trust
91.  Morgan Stanley Dean Witter Quality Municipal Securities
92.  Morgan Stanley Dean Witter California Quality Municipal
       Securities
93.  Morgan Stanley Dean Witter New York Quality Municipal
       Securities

                                                                      SCHEDULE B

                MORGAN STANLEY DEAN WITTER SERVICES COMPANY INC.
                        SCHEDULE OF ADMINISTRATIVE FEES
                         AS AMENDED AS OF MAY 21, 2001

    Monthly compensation calculated daily by applying the following annual rates to a fund's daily net assets:

FIXED INCOME FUNDS

Morgan Stanley Dean Witter         0.060% of the daily net assets.
  Balanced Income Fund

Morgan Stanley Dean Witter         0.055% of the portion of the daily net assets not
  California Tax-Free Income Fund  exceeding $500 million; 0.0525% of the portion of the daily net assets exceeding $500 million but not exceeding
                                   $750 million; 0.050% of the portion of the daily net
                                   assets exceeding $750 million but not exceeding $1
                                   billion; 0.0475% of the portion of the daily net assets
                                   exceeding $1 billion but not exceeding $1.25 billion; and
                                   0.045% of the portion of the daily net assets exceeding
                                   $1.25 billion.

Morgan Stanley Dean Witter         0.060% of the portion of the daily net assets not
  Convertible Securities Trust     exceeding $750 million; 0.055% of the portion of the
                                   daily net assets exceeding $750 million but not exceeding
                                   $1 billion; 0.050% of the portion of the daily net assets
                                   of the exceeding $1 billion but not exceeding $1.5
                                   billion; 0.0475% of the portion of the daily net assets
                                   exceeding $1.5 billion but not exceeding $2 billion;
                                   0.045% of the portion of the daily net assets exceeding
                                   $2 billion but not exceeding $3 billion; and 0.0425% of
                                   the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter         0.040% of the daily net assets.
  Diversified Income Trust

Morgan Stanley Dean Witter         0.055% of the portion of the daily net assets not
  Federal Securities Trust         exceeding $1 billion; 0.0525% of the portion of the daily
                                   net assets exceeding $1 billion but not exceeding $1.5
                                   billion; 0.050% of the portion of the daily net assets
                                   exceeding $1.5 billion but not exceeding $2 billion;
                                   0.0475% of the portion of the daily net assets exceeding
                                   $2 billion but not exceeding $2.5 billion; 0.045% of the
                                   portion of the daily net assets exceeding $2.5 billion
                                   but not exceeding $5 billion; 0.0425% of the portion of
                                   the daily net assets exceeding $5 billion but not
                                   exceeding $7.5 billion; 0.040% of the portion of the
                                   daily net assets exceeding $7.5 billion but not exceeding
                                   $10 billion; 0.0375% of the portion of the daily net
                                   assets exceeding $10 billion but not exceeding $12.5
                                   billion; and 0.035% of the portion of the daily net
                                   assets exceeding $12.5 billion.

Morgan Stanley Dean Witter         0.035% of the daily net assets.
  Hawaii Municipal Trust

Morgan Stanley Dean Witter         0.050% of the portion of the daily net assets not
  High Yield Securities Inc.       exceeding $500 million; 0.0425% of the portion of the
                                   daily net assets exceeding $500 million but not exceeding
                                   $750 million; 0.0375% of the portion of the daily net
                                   assets exceeding $750 million but not exceeding $1
                                   billion; 0.035% of the portion of the daily net assets
                                   exceeding $1 billion but not exceeding $2 billion;
                                   0.0325% of the portion of the daily net assets exceeding
                                   $2 billion but not exceeding $3 billion; and 0.030% of
                                   the portion of daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter         0.060% of the portion of the daily net assets not
  Intermediate Income Securities   exceeding $500 million; 0.050% of the portion of the
                                   daily net assets exceeding $500 million but not exceeding
                                   $750 million; 0.040% of the portion of the daily net
                                   assets exceeding $750 million but not exceeding $1
                                   billion; and 0.030% of the portion of the daily net
                                   assets exceeding $1 billion.

Morgan Stanley Dean Witter         0.050% of the daily net assets.
  Limited Term Municipal Trust

Morgan Stanley Dean Witter         0.035% of the daily net assets.
  Multi-State Municipal
  Series Trust
  (10 Series)

Morgan Stanley Dean Witter         0.055% of the portion of the daily net assets not
  New York Tax-Free Income Fund    exceeding $500 million; and 0.0525% of the portion of the
                                   daily net assets exceeding $500 million.

Morgan Stanley Dean Witter         0.039% of the portion of the daily net assets not
  North American Government        exceeding $3 billion; and 0.036% of the portion of the
  Income Trust                     daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter Select
  Dimensions Investment Series--
  Diversified Income Portfolio     0.040% of the daily net assets.

  North American Government        0.039% of the daily net assets.
    Securities Portfolio

Morgan Stanley Dean Witter Select  0.050% of the daily net assets.
  Municipal Reinvestment Fund

Morgan Stanley Dean Witter         0.070% of the daily net assets.
  Short-Term Bond Fund

Morgan Stanley Dean Witter         0.035% of the daily net assets.
  Short-Term U.S. Treasury Trust

Morgan Stanley Dean Witter         0.050% of the portion of the daily net assets not
  Tax-Exempt Securities Trust      exceeding $500 million; 0.0425% of the portion of the
                                   daily net assets exceeding $500 million but not exceeding
                                   $750 million; 0.0375% of the portion of the daily net
                                   assets exceeding $750 million but not exceeding $1
                                   billion; 0.035% of the portion of the daily net assets
                                   exceeding $1 billion but not exceeding $1.25 billion; and
                                   .0325% of the portion of the daily net assets exceeding
                                   $1.25 billion.

Morgan Stanley                     0.045% of the daily net assets.
  Total Return Bond Fund

Morgan Stanley Dean Witter         0.050% of the portion of the daily net assets not
  U.S. Government Securities       exceeding $1 billion; 0.0475% of the portion of the daily
  Trust                            net assets exceeding $1 billion but not exceeding $1.5
                                   billion; 0.045% of the portion of the daily net assets
                                   exceeding $1.5 billion but not exceeding $2 billion;
                                   0.0425% of the portion of the daily net assets exceeding
                                   $2 billion but not exceeding $2.5 billion; 0.040% of the
                                   portion of the daily net assets exceeding $2.5 billion
                                   but not exceeding $5 billion; 0.0375% of the portion of
                                   the daily net assets exceeding $5 billion but not
                                   exceeding $7.5 billion; 0.035% of the portion of the
                                   daily net assets exceeding $7.5 billion but not exceeding
                                   $10 billion; 0.0325% of the portion of the daily net
                                   assets exceeding $10 billion but not exceeding $12.5
                                   billion; and 0.030% of the portion of the daily net
                                   assets exceeding $12.5 billion.

Morgan Stanley Dean Witter
  Variable Investment Series--
  High Yield Portfolio             0.050% of the portion of the daily net assets not
                                   exceeding $500 million; and 0.0425% of the daily net
                                   assets exceeding $500 million.

  Quality Income Plus Portfolio    0.050% of the portion of the daily the net assets not
                                   exceeding $500 million; and 0.045% of the portion of the
                                   daily net assets exceeding $500 million.

  Short-Term Bond Portfolio        0.045% of the daily net assets.

EQUITY FUNDS

Morgan Stanley Dean Witter 21st    0.075% of the daily net assets.
  Century Trend Fund

Morgan Stanley Dean Witter         0.075% of the portion of the daily net assets not
  Aggressive Equity Fund           exceeding $2 billion, and 0.725% of the portion of the
                                   daily net assets exceeding $2 billion.

Morgan Stanley Dean Witter         0.03% of the daily net assets.
  All Star Growth Fund

Morgan Stanley Dean Witter         0.0625% of the portion of the daily net assets not
  American Opportunities Fund      exceeding $250 million; 0.050% of the portion of the
                                   daily net assets exceeding $250 million but not exceeding
                                   $2.25 billion; 0.0475% of the portion of the daily net
                                   assets exceeding $2.25 billion but not exceeding $3.5
                                   billion; 0.0450% of the portion of the daily net assets
                                   exceeding $3.5 billion but not exceeding $4.5 billion;
                                   and 0.0425% of the portion of the daily net assets
                                   exceeding $4.5 billion.

Morgan Stanley Dean Witter         0.060% of the portion of the daily net assets not
  Balanced Growth Fund             exceeding $500 million; and 0.0575% of the portion of the
                                   daily net assets exceeding $500 million.

Morgan Stanley Dean Witter         0.065% of the portion of the daily net assets not
  Capital Growth Securities        exceeding $500 million; 0.055% of the portion of daily
                                   net assets exceeding $500 million but not exceeding $1
                                   billion; 0.050% of the portion of the daily net assets
                                   exceeding $1 billion but not exceeding $1.5 billion; and
                                   0.0475% of the portion of the daily net assets exceeding
                                   $1.5 billion.

Morgan Stanley Dean Witter         0.065% of the portion of the daily net assets not
  Competitive Edge Fund,           exceeding $1.5 billion; and 0.0625% of the portion of the
  "BEST IDEAS" Portfolio           daily net assets exceeding $1.5 billion.

Morgan Stanley Dean Witter         0.050% of the portion of the daily net assets not
  Developing Growth Securities     exceeding $500 million; and 0.0475% of the portion of the
  Trust                            daily net assets exceeding $500 million.

Morgan Stanley Dean Witter         0.0625% of the portion of the daily net assets not
  Dividend Growth Securities Inc.  exceeding $250 million; 0.050% of the portion of the daily net assets exceeding $250 million but not exceeding
                                   $1 billion; 0.0475% of the portion of the daily net
                                   assets exceeding $1 billion but not exceeding $2 billion;
                                   0.045% of the portion of the daily net assets exceeding
                                   $2 billion but not exceeding $3 billion; 0.0425% of the
                                   portion of the daily net assets exceeding $3 billion but
                                   not exceeding $4 billion; 0.040% of the portion of the
                                   daily net assets exceeding $4 billion but not exceeding
                                   $5 billion; 0.0375% of the portion of the daily net
                                   assets exceeding $5 billion but not exceeding $6 billion;
                                   0.035% of the portion of the daily net assets exceeding
                                   $6 billion but not exceeding $8 billion; 0.0325% of the
                                   portion of the daily net assets exceeding $8 billion but
                                   not exceeding $10 billion; 0.030% of the portion of the
                                   daily net assets exceeding $10 billion but not exceeding
                                   $15 billion; and 0.0275% of the portion of the daily net
                                   assets exceeding $15 billion.

Morgan Stanley Dean Witter         0.051% of the portion of the daily net assets not
  Equity Fund                      exceeding $500 million; 0.0495% of the portion of the
                                   daily net assets exceeding $500 million but not exceeding
                                   $1 billion; and 0.048% of the portion of the daily net
                                   assets exceeding $1 billion.

Morgan Stanley Dean Witter         0.057% of the portion of the daily net assets not
  European Growth Fund Inc.        exceeding $500 million; 0.054% of the portion of the
                                   daily net assets exceeding $500 million but not exceeding
                                   $2 billion; 0.051% of the portion of the daily net assets
                                   exceeding $2 billion but not exceeding $3 billion; and
                                   0.0495% of the portion of the daily net assets exceeding
                                   $3 billion.

Morgan Stanley Dean Witter         0.075% of the portion of the daily net assets not
  Financial Services Trust         exceeding $500 million; 0.0725% of the portion of the
                                   daily net assets exceeding $500 million but not exceeding
                                   $1.0 billion; and 0.070% of the portion of the daily net
                                   assets exceeding $1.0 billion.

Morgan Stanley Dean Witter
  Fund of Funds--
  Domestic Portfolio               None

  International Portfolio          None

Morgan Stanley Dean Witter Global  0.075% of the portion of the daily net assets not
  Dividend Growth Securities       exceeding $1 billion; 0.0725% of the portion of the daily
                                   net assets exceeding $1 billion but not exceeding $1.5
                                   billion; 0.070% of the portion of the daily net assets
                                   exceeding $1.5 billion but not exceeding $2.5 billion;
                                   0.0675% of the portion of the daily net assets exceeding
                                   $2.5 billion but not exceeding $3.5 billion; 0.0650% of
                                   the portion of the daily net assets exceeding $3.5
                                   billion but not exceeding $4.5 billion; and 0.0625% of
                                   the portion of the daily net assets exceeding $4.5
                                   billion.

Morgan Stanley Dean Witter         0.065% of the portion of the daily net assets not
  Global Utilities Fund            exceeding $500 million; 0.0625% of the portion of the
                                   daily net assets exceeding $500 million but not exceeding
                                   $1 billion; 0.060% of the portion of the daily net assets
                                   exceeding $1 billion but not exceeding $1.5 billion; and
                                   0.0575% of the portion of the daily net assets exceeding
                                   $1.5 billion.

Morgan Stanley Dean Witter         0.048% of the portion of daily net assets not exceeding
  Growth Fund                      $750 million; 0.045% of the portion of daily net assets
                                   exceeding $750 million but not exceeding $1.5 billion;
                                   and 0.042% of the portion of daily net assets exceeding
                                   $1.5 billion.

Morgan Stanley Dean Witter         0.10% of the portion of daily net assets not exceeding
  Health Sciences Trust            $500 million; 0.095% of the portion of daily net assets
                                   exceeding $500 million but not exceeding $1 billion; and
                                   0.0925% of the portion of the daily net assets exceeding
                                   $1 billion.

Morgan Stanley Dean Witter         0.075% of the portion of the net assets not exceeding
  Income Builder Fund              $500 million; and 0.0725% of the portion of daily net
                                   assets exceeding $500 million.

Morgan Stanley Dean Witter         0.075% of the portion of the daily net assets not
  Information Fund                 exceeding $500 million; 0.0725% of the portion of the
                                   daily net assets exceeding $500 million but not exceeding
                                   $3 billion; and 0.070% of the portion of the daily net
                                   assets exceeding $3 billion.

Morgan Stanley Dean Witter         0.060% of the portion of the daily net assets not
  International Fund               exceeding $1 billion; and 0.057% of the portion of the
                                   daily net assets exceeding $1 billion.

Morgan Stanley Dean Witter         0.069% of the daily net assets.
  International SmallCap Fund

Morgan Stanley Dean Witter         0.057% of the daily net assets.
  Japan Fund

Morgan Stanley KLD Social Index    0.040% of the daily net assets.
  Fund

Morgan Stanley Dean Witter         0.075% of the portion of the daily net assets not
  Latin American Growth Fund       exceeding $500 million; and 0.0725% of the portion of the
                                   daily net assets exceeding $500 million.

Morgan Stanley Dean Witter         0.075% of the portion daily net assets not exceeding
  Market Leader Trust              $1 billion; and 0.0725% of the portion of the daily net
                                   assets exceeding $1 billion.

Morgan Stanley Dean Witter         0.075 of the daily net assets.
  Mid-Cap Dividend Growth
  Securities

Morgan Stanley Dean Witter         0.045% of the portion of the daily net assets not
  Mid-Cap Equity Trust             exceeding $500 million; 0.0325% of the portion of the
                                   daily net assets exceeding $500 million but not exceeding
                                   $2 billion; 0.042% of the portion of the daily net assets
                                   exceeding $2 billion but not exceeding $3 billion; and
                                   0.0405% of the portion of the daily net assets exceeding
                                   $3 billion.

Morgan Stanley                     0.080% of the daily net assets.
  Mid-Cap Value Fund

Morgan Stanley                     0.040% of the daily net assets.
  Nasdaq-100 Index Fund

Morgan Stanley Dean Witter         0.0625% of the portion of the daily net assets not
  Natural Resource Development     exceeding $250 million and 0.050% of the portion of the
  Securities Inc.                  daily net assets exceeding $250 million.

Morgan Stanley Dean Witter         0.060% of the daily net assets.
  New Discoveries Fund

Morgan Stanley Dean Witter Next    0.075% of the daily net assets.
  Generation Trust

Morgan Stanley Dean Witter         0.057% of the portion of the daily net assets not
  Pacific Growth Fund Inc.         exceeding $1 billion; 0.054% of the portion of the daily
                                   net assets exceeding $1 billion but not exceeding $2
                                   billion; and 0.051% of the portion of the daily net
                                   assets exceeding $2 billion.

Morgan Stanley Dean Witter         0.060% of the daily net assets.
  Real Estate Fund

Morgan Stanley Dean Witter Select
  Dimensions Investment Series--
  American Opportunities           0.0625% of the portion of the daily net assets not
    Portfolio                      exceeding $500 million; 0.060% of the portion of the
                                   daily net assets exceeding $500 million but not exceeding
                                   $1 billion and 0.0575% of the portion of the daily net
                                   assets exceeding $10 billion.

  Balanced Growth Portfolio        0.065% of the daily net assets.

  Developing Growth Portfolio      0.050% of the daily net assets.

  Dividend Growth Portfolio        0.0625% of the portion of the daily net assets not
                                   exceeding $500 million; 0.050% of the portion of the
                                   daily net assets exceeding $500 million but not exceeding
                                   $1 billion; and 0.0475% of the portion of the daily net
                                   assets exceeding $1 billion.

  Emerging Markets Portfolio       0.075% of the daily net assets.

  Global Equity Portfolio          0.10% of the daily net assets.

  Growth Portfolio                 0.048% of the daily net assets.

  Mid-Cap Growth Portfolio         0.075% of the daily net assets

  Utilities Portfolio              0.065% of the daily net assets.

  Value-Added Market Portfolio     0.050% of the daily net assets.

Morgan Stanley Dean Witter Small   0.060% of the portion of the daily net assets not
  Cap Growth Fund                  exceeding $1.5 billion; and 0.057% of the portion of the
                                   daily net assets exceeding $1.5 billion.

Morgan Stanley Dean Witter         0.075% of the portion of the daily net assets not
  Special Value Fund               exceeding $500 million; and 0.0725% of the portion of
                                   daily net assets exceeding $500 million.

Morgan Stanley Dean Witter         0.060% of the portion of the daily net assets not
  Strategist Fund                  exceeding $500 million; 0.055% of the portion of the
                                   daily net assets exceeding $500 million but not exceeding
                                   $1 billion; 0.050% of the portion of the daily net assets
                                   exceeding $1 billion but not exceeding $1.5 billion;
                                   0.0475% of the portion of the daily net assets exceeding
                                   $1.5 billion but not exceeding $2 billion; 0.045% of the
                                   portion of the daily net assets exceeding $2 billion but
                                   not exceeding $3 billion; and 0.0425% of the portion of
                                   the daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter         0.040% of the portion of the daily net assets not
  S&P 500 Index Fund               exceeding $1.5 billion; 0.0375% of the portion of daily
                                   net assets exceeding $1.5 billion but not exceeding
                                   $3 billion; and 0.035% of the portion of daily net assets
                                   exceeding $3 billion.

Morgan Stanley Dean Witter         0.060% of the daily net assets.
  S&P 500 Select Fund

Morgan Stanley Dean Witter Tax-    0.05% of the daily net assets.
  Managed Growth Fund

Morgan Stanley Dean Witter         0.060% of the daily net assets.
  Technology Fund

Morgan Stanley Dean Witter         0.040% of the daily net assets.
  Total Market Index Fund

Morgan Stanley Dean Witter         0.045% of the portion of the daily net assets not
  Total Return Trust               exceeding $500 million; 0.0435% of the daily net assets
                                   exceeding $500 million but not exceeding $1 billion; and
                                   0.042% of the portion of the daily net assets exceeding
                                   $1 billion.

Morgan Stanley Dean Witter         0.065% of the portion of the daily net assets not
  Utilities Fund                   exceeding $500 million; 0.055% of the portion of the
                                   daily net assets exceeding $500 million but not exceeding
                                   $1 billion; 0.0525% of the portion of the daily net
                                   assets exceeding $1 billion but not exceeding $1.5
                                   billion; 0.050% of the portion of the daily net assets
                                   exceeding $1.5 billion but not exceeding $2.5 billion;
                                   0.0475% of the portion of the daily net assets exceeding
                                   $2.5 billion but not exceeding $3.5 billion; 0.045% of
                                   the portion of the daily net assets exceeding $3.5 but
                                   not exceeding $5 billion; and 0.0425% of the daily net
                                   assets exceeding $5 billion.

Morgan Stanley Dean Witter         0.060% of the daily net assets.
  Value Fund

Morgan Stanley Dean Witter         0.050% of the portion of the daily net assets not
  Value-Added Market Series        exceeding $500 million; 0.45% of the portion of the daily
                                   net assets exceeding $500 million but not exceeding $1
                                   billion; 0.0425% of the portion of the daily net assets
                                   exceeding $1.0 billion but not exceeding $2.0 billion;
                                   and 0.040% of the portion of the daily net assets
                                   exceeding $2 billion.

Morgan Stanley Dean Witter
  Variable Investment Series--
  Aggressive Equity Portfolio      0.075% of the daily net assets.

  Capital Growth Portfolio         0.065% of the daily net assets.

  Competitive Edge                 0.065% of the daily net assets.
    "Best Ideas" Portfolio

  Dividend Growth Portfolio        0.0625% of the portion of the daily net assets not
                                   exceeding $500 million; 0.050% of the portion of the
                                   daily net assets exceeding $500 million but not exceeding
                                   $1 billion; 0.0475% of the portion of the daily net
                                   assets exceeding $1.0 billion but not exceeding $2.0
                                   billion; 0.045% of the portion of the daily net assets
                                   exceeding $2 billion but not exceeding $3 billion; and
                                   0.0425% of the portion of the daily net assets exceeding
                                   $3 billion.

  Equity Portfolio                 0.050% of the portion of the daily net assets not
                                   exceeding $1 billion; 0.0475% of the portion of the daily
                                   net assets exceeding $1 billion but not exceeding
                                   $2 billion; and 0.045% of the portion of the daily net
                                   assets exceeding $2 billion.

  European Growth Portfolio        0.057% of the portion of the daily net assets not
                                   exceeding $500 million; and 0.054% of the portion of the
                                   daily net assets exceeding $500 million.

  Global Dividend Growth           0.075% of the portion of the daily net assets not
    Portfolio                      exceeding $1 billion; and 0.0725% of the portion of daily
                                   net assets exceeding $1 billion.

  Income Builder Portfolio         0.075% of the daily net assets.

  Information Portfolio            0.075% of the daily net assets.

  Pacific Growth Portfolio         0.057% of the daily net assets.

  S&P 500 Index Portfolio          0.040% of the daily net assets.

  Strategist Portfolio             0.050% of the portion of the daily net assets not
                                   exceeding $1.5 billion; and 0.0475% of the portion of the
                                   daily net assets exceeding $1.5 billion.

  Utilities Portfolio              0.065% of the portion of the daily net assets not
                                   exceeding $500 million; 0.055% of the portion of the
                                   daily net assets exceeding $500 million but not exceeding
                                   $1 billion; and 0.0525% of the portion of the daily net
                                   assets exceeding $1 billion.

MONEY MARKET FUNDS
Active Assets Trusts:

  (1) Active Assets Tax-Free       0.050% of the portion of the daily net assets not
      Trust                        exceeding $500 million; 0.0425% of the portion of the
                                   daily net assets exceeding $500 million but not exceeding
                                   $750 million; 0.0375% of the portion of the daily net
                                   assets exceeding $750 million but not exceeding $1
                                   billion; 0.035% of the portion of the daily net assets
                                   exceeding $1 billion but not exceeding $1.5 billion;
                                   0.0325% of the portion of the daily net assets exceeding
                                   $1.5 billion but not exceeding $2 billion; 0.030% of the
                                   portion of the daily net assets exceeding $2 billion but
                                   not exceeding $2.5 billion; 0.0275% of the portion of the
                                   daily net assets exceeding $2.5 billion but not exceeding
                                   $3 billion; 0.025% of the portion of the daily net assets
                                   exceeding $3 billion but not exceeding $15 billion; and
                                   0.0249% of the portion of the daily net assets exceeding
                                   $15 billion.

  (2) Active Assets California     0.050% of the portion of the daily net assets not
     Tax-Free Trust                exceeding $500 million; 0.0425% of the portion of the
  (3) Active Assets Government     daily net assets exceeding $500 million but not exceeding
      Securities Trust             $750 million; 0.0375% of the portion of the daily net
                                   assets exceeding $750 million but not exceeding $1
                                   billion; 0.035% of the portion of the daily net assets
                                   exceeding $1 billion but not exceeding $1.5 billion;
                                   0.0325% of the portion of the daily net assets exceeding
                                   $1.5 billion but not exceeding $2 billion; 0.030% of the
                                   portion of the daily net assets exceeding $2 billion but
                                   not exceeding $2.5 billion; 0.0275% of the portion of the
                                   daily net assets exceeding $2.5 billion but not exceeding
                                   $3 billion; and 0.025% of the portion of the daily net
                                   assets exceeding $3 million.

  (4) Active Assets Money Trust    0.050% of the portion of the daily net assets not
                                   exceeding $500 million; 0.0425% of the portion of the
                                   daily net assets exceeding $500 million but not exceeding
                                   $750 million; 0.0375% of the portion of the daily net
                                   assets exceeding $750 million but not exceeding
                                   $1 billion; 0.035% of the portion of the daily net assets
                                   exceeding $1 billion but not exceeding $1.5 billion;
                                   0.0325% of the portion of the daily net assets exceeding
                                   $1.5 billion but not exceeding $2 billion; 0.030% of the
                                   portion of the daily net assets exceeding $2 billion but
                                   not exceeding $2.5 billion; 0.0275% of the portion of the
                                   daily net assets exceeding $2.5 billion but not exceeding
                                   $3 billion; 0.025% of the portion of the daily net assets
                                   exceeding $3 billion but not exceeding $15 billion;
                                   0.0249% of the portion of the daily net assets exceeding
                                   $15 billion but not exceeding $17.5 billion; 0.0248% of
                                   the portion of the daily net assets exceeding
                                   $17.5 billion but not exceeding $25 billion; and 0.0247%
                                   of the portion of the daily net assets exceeding
                                   $25 billion.

  (5) Active Assets Institutional  0.015% of the daily net assets.
      Money Trust

  (6) Active Assets Premier Money  0.025% of the daily net assets.
      Trust

Morgan Stanley Dean Witter         0.050% of the portion of the daily net assets not
  California Tax-Free Daily        exceeding $500 million; 0.0425% of the portion of the
  Income Trust                     daily net assets exceeding $500 million but not exceeding
                                   $750 million; 0.0375% of the portion of the daily net
                                   assets exceeding $750 million but not exceeding $1
                                   billion; 0.035% of the portion of the daily net assets
                                   exceeding $1 billion but not exceeding $1.5 billion;
                                   0.0325% of the portion of the daily net assets exceeding
                                   $1.5 billion but not exceeding $2 billion; 0.030% of the
                                   portion of the daily net assets exceeding $2 billion but
                                   not exceeding $2.5 billion; 0.0275% of the portion of the
                                   daily net assets exceeding $2.5 billion but not exceeding
                                   $3 billion; and 0.025% of the portion of the daily net
                                   assets exceeding $3 billion.

Morgan Stanley Dean Witter         0.050% of the portion of the daily net assets not
  Liquid Asset Fund Inc.           exceeding $500 million; 0.0425% of the portion of the
                                   daily net assets exceeding $500 million but not exceeding
                                   $750 million; 0.0375% of the portion of the daily net
                                   assets exceeding $750 million but not exceeding $1
                                   billion; 0.035% of the portion of the daily net assets
                                   exceeding $1 billion but not exceeding $1.35 billion;
                                   0.0325% of the portion of the daily net assets exceeding
                                   $1.35 billion but not exceeding $1.75 billion; 0.030% of
                                   the portion of the daily net assets exceeding $1.75
                                   billion but not exceeding $2.15 billion; 0.0275% of the
                                   portion of the daily net assets exceeding $2.15 billion
                                   but not exceeding $2.5 billion; 0.025% of the portion of
                                   the daily net assets exceeding $2.5 billion but not
                                   exceeding $15 billion; 0.0249% of the portion of the
                                   daily net assets exceeding $15 billion but not exceeding
                                   $17.5 billion; 0.0248% of the portion of the daily net
                                   assets exceeding $17.5 billion but not exceeding
                                   $25 billion; and 0.0247% of the portion of the daily net
                                   assets exceeding $25 billion.

Morgan Stanley Dean Witter         0.050% of the portion of the daily net assets not
  New York Municipal Money         exceeding $500 million; 0.0425% of the portion of the
  Market Trust                     daily net assets exceeding $500 million but not exceeding
                                   $750 million; 0.0375% of the portion of the daily net
                                   assets exceeding $750 million but not exceeding $1
                                   billion; 0.035% of the portion of the daily net assets
                                   exceeding $1 billion but not exceeding $1.5 billion;
                                   0.0325% of the portion of the daily net assets exceeding
                                   $1.5 billion but not exceeding $2 billion; 0.030% of the
                                   portion of the daily net assets exceeding $2 billion but
                                   not exceeding $2.5 billion; 0.0275% of the portion of the
                                   daily net assets exceeding $2.5 billion but not exceeding
                                   $3 billion; and 0.025% of the portion of the daily net
                                   assets exceeding $3 billion.

Morgan Stanley Dean Witter Select  0.050% of the daily net assets.
  Dimensions Investment Series--
  Money Market Portfolio

Morgan Stanley Dean Witter         0.050% of the portion of the daily net assets not
  Tax-Free Daily Income Trust      exceeding $500 million; 0.0425% of the portion of the
                                   daily net assets exceeding $500 million but not exceeding
                                   $750 million; 0.0375% of the portion of the daily net
                                   assets exceeding $750 million but not exceeding $1
                                   billion; 0.035% of the portion of the daily net assets
                                   exceeding $1 billion but not exceeding $1.5 billion;
                                   0.0325% of the portion of the daily net assets exceeding
                                   $1.5 billion but not exceeding $2 billion; 0.030% of the
                                   portion of the daily net assets exceeding $2 billion but
                                   not exceeding $2.5 billion; 0.0275% of the portion of the
                                   daily net assets exceeding $2.5 billion but not exceeding
                                   $3 billion; and 0.025% of the portion of the daily net
                                   assets exceeding $3 billion.

Morgan Stanley Dean Witter U.S.    0.050% of the portion of the daily net assets not
  Government Money Market Trust    exceeding $500 million; 0.0425% of the portion of the
                                   daily net assets exceeding $500 million but not exceeding
                                   $750 million; 0.0375% of the portion of the daily net
                                   assets exceeding $750 million but not exceeding $1
                                   billion; 0.035% of the portion of the daily net assets
                                   exceeding $1 billion but not exceeding $1.5 billion;
                                   0.0325% of the portion of the daily net assets exceeding
                                   $1.5 billion but not exceeding $2 billion; 0.030% of the
                                   portion of the daily net assets exceeding $2 billion but
                                   not exceeding $2.5 billion; 0.0275% of the portion of the
                                   daily net assets exceeding $2.5 billion but not exceeding
                                   $3 billion; and 0.025% of the portion of the daily net
                                   assets exceeding $3 billion.

Morgan Stanley Dean Witter         0.050% of the portion of the daily net assets not
  Variable Investment Series--     exceeding $500 million; 0.0425% of the portion of the
  Money Market Portfolio           daily net assets exceeding $500 million but not exceeding
                                   $750 million; and 0.0375% of the portion of the daily net
                                   assets exceeding $750 million.

    Monthly compensation calculated weekly by applying the following annual rates to a fund's weekly net assets:

CLOSED-END FUNDS

Morgan Stanley Dean Witter         0.060% of the average weekly net assets.
  Government Income Trust

Morgan Stanley Dean Witter         0.075% of the portion of the average weekly net assets
  High Income Advantage Trust      not exceeding $250 million; 0.060% of the portion of
                                   average weekly net assets exceeding $250 million and not
                                   exceeding $500 million; 0.050% of the portion of average
                                   weekly net assets exceeding $500 million and not
                                   exceeding $750 million; 0.040% of the portion of average
                                   weekly net assets exceeding $750 million and not
                                   exceeding $1 billion; and 0.030% of the portion of
                                   average weekly net assets exceeding $1 billion.

Morgan Stanley Dean Witter         0.075% of the portion of the average weekly net assets
  High Income Advantage Trust II   not exceeding $250 million; 0.060% of the portion of
                                   average weekly net assets exceeding $250 million and not
                                   exceeding $500 million; 0.050% of the portion of average
                                   weekly net assets exceeding $500 million and not
                                   exceeding $750 million; 0.040% of the portion of average
                                   weekly net assets exceeding $750 million and not
                                   exceeding $1 billion; and 0.030% of the portion of
                                   average weekly net assets exceeding $1 billion.

Morgan Stanley Dean Witter         0.075% of the portion of the average weekly net assets
  High Income Advantage Trust III  not exceeding $250 million; 0.060% of the portion of average weekly net assets exceeding $250 million and not
                                   exceeding $500 million; 0.050% of the portion of average
                                   weekly net assets exceeding $500 million and not
                                   exceeding $750 million; 0.040% of the portion of the
                                   average weekly net assets exceeding $750 million and not
                                   exceeding $1 billion; and 0.030% of the portion of
                                   average weekly net assets exceeding $1 billion.

Morgan Stanley Dean Witter Income  0.050% of the average weekly net assets.
  Securities Inc.

Morgan Stanley Dean Witter         0.035% of the average weekly net assets.
  Insured Municipal Bond Trust

Morgan Stanley Dean Witter         0.035% of the average weekly net assets.
  Insured Municipal Trust

Morgan Stanley Dean Witter         0.035% of the average weekly net assets.
  Insured Municipal Income Trust

Morgan Stanley Dean Witter         0.035% of the average weekly net assets.
  California Insured Municipal
  Income Trust

Morgan Stanley Dean Witter         0.035% of the average weekly net assets.
  Quality Municipal Investment
  Trust

Morgan Stanley Dean Witter         0.035% of the average weekly net assets.
  New York Quality Municipal
  Securities

Morgan Stanley Dean Witter         0.035% of the average weekly net assets.
  Quality Municipal Income Trust

Morgan Stanley Dean Witter         0.035% of the average weekly net assets.
  Quality Municipal Securities

Morgan Stanley Dean Witter         0.035% of the average weekly net assets.
  California Quality Municipal
  Securities

Morgan Stanley Dean Witter         0.035% of the average weekly net assets.
  Insured Municipal Securities

Morgan Stanley Dean Witter         0.035% of the average weekly net assets.
  Insured California Municipal
  Securities